SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.  20549

                                         ___________


                                           FORM 8-K

                            PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934


                                        July 11, 1996
                         Date of Report (Date of earliest event reported)


                                          WALGREEN CO.
                     (Exact name of registrant as specified in its charter)


                  Illinois                 1-604            36-1924025
        (State or other jurisdiction    (Commission        (IRS Employer
              of incorporation)         File Number)     Identification No.)

                200 Wilmot Road
              Deerfield, Illinois                         60015
        (Address of principal executive offices)        (Zip Code)


        Registrant's Telephone Number, including area code:  (847) 940-2500



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Item 5.  Other Events.

                On July 10, 1996, the Board of Directors of Wal-green Co. (the "Company") declared a dividend of one pre-ferred share purchase right (a "Right") for each outstanding share of common stock, par value $.3125 per share (the "Com-mon Shares"), of the Company. The dividend is payable on August 21, 1996 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Preferred Stock, Series A, par value $.25 per share (the "Preferred Shares"), of the Com-pany at a price of $150 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the
Company and Harris Trust and Savings Bank, as Rights Agent
(the "Rights Agent").

                The Rights replace preferred share purchase rights which are currently attached to Common Shares (the "Old
Rights"), which expire on August 21, 1996. The Old Rights were issued pursuant to a Rights Agreement, dated as of July
9, 1986, and amended as of October 18, 1988, between the Company and the Rights Agent (the "Old Rights Plan").
Subsequent to August 21, 1996, the Old Rights Plan will be of no effect, and no rights will be outstanding under it.

                Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 15% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of a summary of rights (the "Summary of Rights") attached thereto.



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                The Rights Agreement provides that, until the Dis-
tribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incor-porating the Rights Agreement by reference. Until the Dis-tribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                The Rights are not exercisable until the Distribu-tion Date. The Rights will expire on August 21, 2006 (the
"Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or ex-changed by the Company, in each case, as described below.

                The Purchase Price payable, and the number of Pre-ferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution.

                Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $.0625 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $25 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 1 vote, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received




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per Common Share.  These rights are protected by customary
antidilution provisions.

                Because of the nature of the Preferred Shares' dividend and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

                In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.
In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

                At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

                With certain exceptions, no adjustment in the Pur-chase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.
No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Com-pany, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the




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market price of the Preferred Shares on the last trading day prior to the date of exercise.

                At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such condi-tions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to re-ceive dividends.

                The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Rights may be redeemed by the Company at the Redemption Price prior to the time that a person or group has acquired beneficial ownership of 15% or more of the Common Shares.



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                The Rights Agreement and the press release
announcing the declaration of the Rights are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.


Item 6.  Exhibits.

          1.      Rights Agreement, dated as of July 10,
                  1996, between Walgreen Co. and Harris
                  Trust and Savings Bank, including the
                  form of Right Certificate as Exhibit A
                  and the Summary of Rights to Purchase
                  Preferred Shares as Exhibit B (incorpo-
                  rated herein by reference to Exhibit 1 to the Company's Registration on Form 8-A filed July 11, 1996 (File No. 1-604))

          2.      Press release dated July 10, 1996




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                                   SIGNATURE



                Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.


Dated:  July 11, 1996

                            WALGREEN CO.


                            By      Julian A. Oettinger________
                                    Julian A. Oettinger
                                    Vice President, Secretary
                                      and General Counsel






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                                EXHIBIT LIST



                                                        Page  No.

1.        Rights Agreement, dated as of July 10,
          1996, between Walgreen Co. and Harris
          Trust and Savings Bank, including the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Preferred
          Shares as Exhibit B (incorporated herein by reference to Exhibit 1 to the Company's
          Registration on Form 8-A filed July 11,
          1996 (File No. 1-604))

2.        Press release dated July 10, 1996




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